UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 9, 2005


                               SE FINANCIAL CORP.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


    Pennsylvania                      0-50684                   57-1199010
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)           Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania         19148
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

         Item 8.01         Other Events.

         On August 9, 2005, SE Financial Corp. announced that St. Edmond's Federal Savings Bank will open a new branch office in the Roxborough section of Philadelphia. The branch will be located on Ridge Avenue; construction is scheduled to begin shortly and the grand opening is planned for late 2005.

         A copy of the press release announcing the anticipated opening is included with this Form 8-K as an exhibit.

         Item 9.01         Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit 99-- Press Release dated August 9, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SE FINANCIAL CORP.


Date: August 10, 2005                  By: /s/Pamela M. Cyr
                                           -------------------------------------
                                           Pamela M. Cyr
                                           President and Chief Executive Officer